Exhibit 99.21a

EXECUTION VERSION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated November 1, 2007, (“Agreement”) among Morgan Stanley Mortgage Capital Holdings LLC, successor by merger to Morgan Stanley Mortgage Capital Inc. (“Assignor”), Morgan Stanley Capital I Inc. (“Assignee”) and Wells Fargo Bank, National Association (in such capacity, the “Company”) and acknowledged by LaSalle Bank National Association (“LaSalle”), as trustee (“Trustee”) of Morgan Stanley Mortgage Loan Trust 2007-15AR (the “Trust”), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the “Master Servicer”):

For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.           Assignment and Conveyance

(a)           The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain mortgage loans listed on the schedule (the “Mortgage Loan Schedule”) attached hereto as Schedule I (the “Mortgage Loans”) and (b) except as described below, that certain Master Seller’s Warranties and Servicing Agreement dated as of April 1, 2006 (the “SWSA”), between the Assignor, as purchaser (the “Purchaser”), and the Company, as servicer, solely insofar as the SWSA relates to the Mortgage Loans.  In connection with the transfer of the Mortgage Loans hereunder, the Company agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the SWSA.  The Assignee hereby accepts such assignment from the Assignor (the “First Assignment and Assumption”), and the Company hereby acknowledges the First Assignment and Assumption.

The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the SWSA which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

(b)           On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Assignee hereby conveys, sells, grants, transfers and assigns to the Trustee, on behalf of the Trust, all of the right, title and interest in the Mortgage Loans and all rights and obligations related thereto as provided under the SWSA to the extent relating to the Mortgage Loans. The Trustee, on behalf of the Trust, hereby accepts such assignment from the Assignee (the “Second Assignment and Assumption”), and the Company hereby acknowledges the Second Assignment and Assumption.

(c)           On and as of the date hereof, the Assignor represents and warrants to the Assignee and the Trustee that the Assignor has not taken any action that would serve to impair or encumber the respective ownership interests of the Assignee and the Trustee in the Mortgage Loans since the date of the Assignor’s acquisition of the Mortgage Loans.

2.           Recognition of the Company

From and after November 30, 2007 (the “Closing Date”), the Company shall and does hereby recognize that the Assignor will transfer the Mortgage Loans and assign its rights under the SWSA to the Assignee and that the Assignee will thereafter transfer the Mortgage Loans and assign its rights under the SWSA and this Agreement to the Trust created pursuant to a pooling and servicing agreement, dated as of November 1, 2007 (the “Pooling Agreement”), among the Assignee, Wells Fargo Bank, National

Association, as securities administrator, the  Master Servicer and the Trustee. The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, (iii) the Trust (including the Trustee and, with respect to the servicing of the Mortgage Loans, the Master Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the SWSA, including, without limitation, the enforcement of the document delivery requirements set forth in Section 2.01 of the SWSA, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the SWSA insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust.  Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the SWSA which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company’s performance under the SWSA with respect to the Mortgage Loans without the prior written consent of the Trustee and the Master Servicer.

3.           Notwithstanding any statement to the contrary in Section 2 above, the Company shall and does hereby acknowledge that the indemnification provisions set forth in Section 3.03, Section 8.01 and the first sentence of Section 9.01(f) of the SWSA shall be available to and for the benefit of the Assignor, the Assignee and the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf), as provided in the SWSA.

4.           Representations and Warranties

a.           The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Company other than those contained in the SWSA or this Agreement.

b.           Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Agreement.

c.           Each of the Assignor, Assignee and Company hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and with respect to the Company, similar laws administered by the FDIC affecting the contract obligations of insured banks and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

d.           Subject to Section 7(f) of this Agreement, the Company hereby restates, as of the Closing Date (as defined in this Agreement), the representations and warranties set forth in Section 3.01 of the  SWSA to and for the benefit of the Assignee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

5.           The Company hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement and,

therefore, has the right to enforce all obligations of the Company under the SWSA. Such rights will include, without limitation, the right to terminate the Company under the SWSA upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the SWSA, the right to receive all monthly reports and other data required to be delivered by the Company under the SWSA, the right to examine the books and records of the Company, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by the Assignor. The Company shall make all distributions under the SWSA to the Master Servicer by wire transfer of immediately available funds to:

Wells Fargo Bank, National Association
ABA Number:    121-000-248
Account Name:  Corporate Trust Clearing
Account number:  3970771416
For further credit to: 53188900, MSM 2007-15AR

The Company shall deliver all reports required to be delivered under this Agreement to the Master Servicer at the following address:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Manager, MSM 2007-15AR
Telecopier: (410) 715-2380

6.           Certain Matters Regarding the Trustee

Each party hereto hereby agrees as follows:

It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Trustee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

7.           Amendments to the SWSA

The parties to this Agreement hereby agree to amend the SWSA as follows:

a.	With respect to Article I, a new definition of “Eligible Account” is hereby incorporated, in alphabetical order, as follows:

“Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company that is an Qualified Depository, the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii)  a trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to the regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulations Section 9.10(b) which, in either case, has corporate trust powers and is acting in its fiduciary capacity, or (iii) any other account acceptable to each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer.”

b.	With respect to Article I, a new definition of “Permitted Investments” is hereby incorporated, in alphabetical order, as follows:

“Permitted Investments:  At any time, any one or more of the following obligations and securities:

(i)                obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

(ii)               general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(iii)              commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(iv)               certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody’s is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or following a downgrade, withdrawal, or suspension of such institution’s rating, each account should promptly (and in any case within not more than 10 calendar days) be moved to a qualifying institution or to one or more segregated trust accounts in the trust department of such institution, if permitted unless such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(v)                guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

(vi)               repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

(vii)              securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (in addition, if the Rating Agency is Moody’s, such rating shall be the highest commercial paper rating of Moody’s for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(viii)            interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

(ix)              short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or following a downgrade, withdrawal, or suspension of such institution’s rating, each account should promptly (and in any case within not more than 10 calendar days) be moved to a qualifying institution or to one or more segregated trust accounts in the trust department of such institution, if permitted unless such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by any Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

(x)                such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by any Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.”

c.	With respect to Article I, the definition of “Qualified Depository” is hereby amended and restate as follows:

“Qualified Depository”: An institution having the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies or the approval of the Rating Agencies.  Upon a downgrade in the rating of a Qualified Depository at which an Eligible Account is held below the required ratings set forth in the definition of Eligible Account, within 30 days of such downgrade, such account will be transferred to an account meeting the requirements of the definition of Eligible Account; provided, however, that this transfer requirement may be waived by the applicable Rating Agency.

d.	With respect to Article I, “Servicing Fee Rate” is hereby amended and restate as follows: “Servicing Fee Rate”: With respect to each Mortgage Loan, 0.25% per annum.

e.	With respect to Article I, the definition of “Static Pool Information” shall be inapplicable.

f.	With respect to Article I, the definition of “Third-Party Originator” shall be inapplicable.

g.	Section 3.01(i) (Selection Process), Section 3.01(k) (Sale Treatment) and Section 3.01(m) (No Broker’s Fees) of the SWSA shall be inapplicable.

h.	Section 3.02 shall be inapplicable.

i.	Section 3.03 is amended and restated in its entirety as follows:

“The Company shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the representations and warranties contained in this Agreement.”

j.
The second paragraph of Section 4.01 of the SWSA is hereby amended by deleting from the first sentence thereof the words “, provided, however, that the Company shall not make any future advances, other than Servicing Advances, with respect to a Mortgage Loan”.

k.	The second sentence of the first paragraph of Section 4.04 of the SWSA is hereby amended and restated as follows:

“Such Custodial Account shall be an Eligible Account established with a Qualified Depository.”

l.	Section 4.05(vii) is hereby amended to add the term “Monthly Advances,” prior to the term “Servicing Advances.”

m.	The following is added as the second paragraph of Section 4.09:

“Amounts on deposit in the Custodial Account may at the option of the Company be invested in Permitted Investments.  Any such Permitted Investment shall be made in the name of the Company in trust for the benefit of the Purchaser.  All income on or gain realized from any such Permitted Investment shall be for the benefit of the Company and may be withdrawn from the Custodial Account at any time by the Company.  Any losses incurred in respect of any such investment shall be deposited in the Custodial Account, by the Company out of its own funds immediately as realized.”

n.	The words “and if the Mortgagor does not obtain such coverage, the Company shall immediately force place the required coverage on the Mortgagor’s behalf” in Section 4.10 are hereby deleted.

o.	Section 4.13 is hereby deleted in its entirety and replaced with the following:

“The Company or its agent shall inspect the Mortgaged Property as often as deemed necessary by the Company in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved.  The Company shall keep a record of each such inspection and, upon request, shall provide the Purchaser with an electronic report of each such inspection.”

p.	Section 4.15 is hereby modified as follows:

(i)           The words “or other applicable law” are hereby inserted at the end of the second sentence in the first paragraph; and

(ii)          Insert the following at the end of the second paragraph thereof:

“In the event that a Mortgage Loan is subject to pool insurance or becomes subject to pool insurance and the Company has been notified of such coverage, the Company agrees to prepare and present claims to the related insurer and to take such other actions as shall be necessary in accordance with Accepted Servicing Practices to permit recovery under any such insurance policies. Pursuant to Section 4.04, any amounts collected by the Company under any pool insurance policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05. In the event that the Company is not notified of existing or subsequently acquired pool insurance coverage, the Company shall be under no obligation to pursue any claims or to take any other action related to such coverage.”

q.	The words “on or before the Remittance Date” are hereby deleted from the first sentence of Section 4.17.

r.
The words “or on such other basis as is acceptable to Fannie Mae and Freddie Mac and in accordance with the Fair Credit Reporting Act and its implementing regulations” are hereby inserted in Section 4.22 at the end thereof.

s.	The second sentence of the second paragraph of Section 5.01 is hereby amended and restated in its entirety as follows:

“Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive.”

t.	The first paragraph of Section 5.02 is hereby amended and restated in its entirety as follows:

“Not later than the Remittance Report Date, the Company shall furnish to the Master Servicer, on behalf of the Purchaser, in an electronic form the information required by the reports attached hereto as Exhibit II and Exhibit IV, or such information as otherwise may be mutually agreed to by the Company and the Master Servicer, with a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month.”

u.	The second paragraph of Section 6.02 is hereby deleted in its entirety and replaced with the following:

“If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (other than as a result of a modification of the Mortgage Loan or a liquidation of the Mortgaged Property pursuant to the terms of this Agreement) or should the Company otherwise prejudice any rights the Assignee may have under the mortgage instruments, upon written demand of the Assignee, the Company shall deposit in the Custodial Account the entire outstanding principal balance, plus all accrued interest on such Mortgage Loan within two (2) Business Days of its receipt thereof.  The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.”

v.	In Section 6.04, the phrase “On or before March 1 of each calendar year, commencing in 2007” is hereby amended and restated as follows:

“On or before March 1 of each calendar year”

w.	Section 6.05 is hereby deleted in its entirety and replaced with the following:

“[Reserved]”.

x.	The first paragraph of Section 6.06 is hereby deleted in its entirety and replaced with the following:

“On or before March 1 of each calendar year, the Company shall”

y.	The third clause of the first sentence of Section 6.07(ii) is hereby amended and restated as follows:

“which continues unremedied for fourteen (14) calendar days after the date on which such information,”

z.	The last paragraph of section 9.01 is hereby deleted in its entirety and replaced with the following:

“All Mortgage Loans (i) not sold or transferred pursuant to Whole Loan Transfers, Agency Sales or Securitization Transactions, (ii) that are subject to a Securitization Transaction for which the related trust is terminated for any reason or (iii) repurchased or otherwise removed from such trust, shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.”

aa.	Section 9.01(e)(i) is hereby deleted in its entirety.

bb.	Section 9.01(e)(ii) is hereby deleted in its entirety.

cc.	Section 9.01(e)(iii) is amended to require the Company to comply with the obligations thereof in connection with the purchase of servicing rights for the Specified Mortgage Loans.

dd.	The following is added as the second paragraph of Section 9.01(e)(vii):

“The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer’s performance hereunder.”

ee.	Section 9.01(f)(i)(A) is amended to change the cross-reference regarding material provided in written or electronic form from “Section 9.01(f)” to “Section 9.01(e)”.

ff.	Section 10.01(ii) is hereby amended and restated in its entirety as follows:

“failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement (other than as set forth in Section 6.07) or any breach by the Company of any representation or warranty made by the Company in Section 3.01 of this Agreement that has a material adverse affect on the value of the Specified Mortgage Loans or the Company’s ability to observe or perform its obligations hereunder which continues unremedied for a period of 90 days after the date on which written notice of such failure or breach, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or”

gg.	Section 11.02 is hereby deleted in its entirety and replaced with the following:

“The Purchaser and the Company agree that the Company Cannot be terminated without cause.”

hh.	Written notice provided in compliance with Sections 9.01 (e)(iv), (v) and (vi) of the SWSA shall be substantially in the form of Exhibit III to this Agreement.

ii.	With respect to the Specified Mortgage Loans, Exhibit II to this Agreement is hereby inserted as form pursuant to which statements under Section 5.02 of the SWSA will be delivered.

8.  Miscellaneous

A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the SWSA shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

Any notices or other communications permitted or required under the Agreement to be made to the Assignor, Assignee, the Master Servicer, the Company, and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

In the case of the Depositor:

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2007-15AR

In the case of the Trustee:

LaSalle Bank National Association
135 South LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention: Global Securities and Trust Services MSM 2007-15AR

In the case of the Company:

Wells Fargo Bank, N.A.
1 Home Campus
Des Moines, Iowa  50328-0001
Attention:  John B. Brown, MAC#X2302-033

With a copy to

Wells Fargo Bank, N.A.
5325 Spectrum Drive
Frederick, Maryland  21703
Attention:  Structured Finance Manager, MAC#X3907-018

With a copy to:

Wells Fargo Bank, N.A.
1 Home Campus
Des Moines, Iowa  50328-0001
Attention:  General Counsel, MAC#X2401-06T

In the case of the Master Servicer:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Manager, MSM 2007-15AR
Office Number:  (410) 884-2000
Telecopier: (410) 715-2380

9.  This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

10.  No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

11.  This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf). Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

12.        Each of this Agreement and the SWSA shall survive the conveyance of the Mortgage Loans and the assignment of the SWSA (solely with respect to the Mortgage Loans) by Assignor to Assignee and nothing contained herein shall supersede or amend the terms of the SWSA.

13.  This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

14.  In the event that any provision of this Agreement conflicts with any provision of the SWSA with respect to the Mortgage Loans, the terms of this Agreement shall control.

15.  Capitalized terms used in this Agreement (including the exhibits hereto)  but not defined in this Agreement shall have the meanings given to such terms in the SWSA.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, successor by merger to Morgan Stanley Mortgage Capital Inc.

By:	/s/ Valerie Kay
Name Valerie Kay
Title Vice President

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Valerie Kay
Name Valerie Kay
Title Vice President

WELLS FARGO BANK, N.A.

By:	/s/ Kelly Lynn Preston
Name Kelly Lynn Preston
Title Assistant Vice President

Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer

By:  /s/ Carla S. Walker
Name:  Carla S. Walker
Title:    Vice President

LASALLE BANK NATIONAL ASSOCIATION,
 as Trustee of Morgan Stanley
Mortgage Loan Trust 2007-15AR

By: /s/ Rita Lopez
Name:  Rita Lopez
Title:    Vice President

Schedule I

Specified Mortgage Loan Schedule

[see Schedule A to the Pooling and Servicing Agreement
on file with the Servicer, the Master Servicer and the Depositor]

Exhibit IIA:  Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.

PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY

2

HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

3

Exhibit IIB:  Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
•  ASUM- Approved Assumption
•  BAP-     Borrower Assistance Program
•  CO-       Charge Off
•  DIL-      Deed-in-Lieu
•  FFA-     Formal Forbearance Agreement
•  MOD-   Loan Modification
•  PRE-     Pre-Sale
•  SS-        Short Sale
•  MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
•  Mortgagor
•  Tenant
•  Unknown
•  Vacant

The Property Condition field should show the last reported condition of the property as follows:
•  Damaged
•  Excellent
•  Fair
•  Gone
•  Good
•  Poor
•  Special Hazard
•  Unknown

4

Exhibit IIB:  Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

5

Exhibit IIB:  Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

6

EXECUTION VERSION

Exhibit IIC:  Standard File Layout – Master Servicing

Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

2

Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

3

Exhibit IID:  Calculation of Realized Loss/Gain Form 332-Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
(a)

(b)          The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.
The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.
The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.
Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

* For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
* Other expenses - copies of corporate advance history showing all payments
* REO repairs> $1500 require explanation
* REO repairs>$3000 require evidence of at least 2 bids.
* Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
* Unusual or extraordinary items may require further documentation.
13.	The total of lines 1 through 12.
(c)	Credits:

14-21.	Complete as applicable. Required documentation:
* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.
* Copy of EOB for any MI or gov't guarantee
* All other credits need to be clearly defined on the 332 form
22.	The total of lines 14 through 21.

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE:  Calculation of Realized Loss/Gain Form 332

Prepared by:	__________________	Date:	__________________
Phone:	__________________	Email Address:	__________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No. ______________________

Borrower's Name: __________________________________________
Property Address: __________________________________________

Liquidation Type: REO Sale	3rd Party Sale	Short Sale	Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown	Yes	No
If “Yes”, provide deficiency or cramdown amount	___________________________

Liquidation and Acquisition Expenses:

(1)	Actual Unpaid Principal Balance of Mortgage Loan	$_____________	(1)
(2)	Interest accrued at Net Rate	______________	(2)
(3)	Accrued Servicing Fees	______________	(3)
(4)	Attorney's Fees	______________	(4)
(5)	Taxes (see page 2)	______________	(5)
(6)	Property Maintenance	______________	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	______________	(7)
(8)	Utility Expenses	______________	(8)
(9)	Appraisal/BPO	______________	(9)
(10)	Property Inspections	______________	(10)
(11)	FC Costs/Other Legal Expenses	______________	(11)
(12)	Other (itemize)	______________	(12)
	Cash for Keys________________________	______________	(12)

	HOA/Condo Fees_____________________	______________	(12)
	___________________________________	______________	(12)

	Total Expenses	$_____________	(13)

Credits:
(14)	Escrow Balance	$_____________	(14)
(15)	HIP Refund	______________	(15)
(16)	Rental Receipts	______________	(16)
(17)	Hazard Loss Proceeds	______________	(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance
(18a)	HUD Part A	______________
(18b)	HUD Part B	______________
(19)	Pool Insurance Proceeds	______________	(19)
(20)	Proceeds from Sale of Acquired Property	______________	(20)
(21)	Other (itemize)	______________	(21)
	_________________________________________	______________	(21)

	Total Credits	$_____________	(22)
Total Realized Loss (or Amount of Gain)		$_____________	(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT III

Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer]
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services – MSM [deal number] - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section [2.03(d)][2.03(e)][2.03(f)] of the Amended and Restated Regulation AB Compliance Addendum, dated as of April 17, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of [date] among Morgan Stanley Capital I Inc., as Depositor, Wachovia Mortgage Corporation, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee, the Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ] Disclosure:

Any inquiries related to this notification should be directed to [   ], phone number:  [   ]; email address:  [   ].

[NAME OF PARTY] as [role]

By:	/s/
Name:
Title:

EXHIBIT IV

Form of Monthly Loan Modification Report

Data Reporting Field	Description
Fidelity Client
Loan Number	Wells Fargo’s loan number
Investor ID	Wells Fargo’s investor number
Modification Effective Date	The date the loan modification is in effect.
Deal Name
UPB Prior to Modification	The unpaid principal balance due on a loan prior to the Modification Effective Date.
Next Due Date Prior to Modification	The date payment is due prior to the Modification Effective Date.
Maturity Date Prior to Modification	Original maturity date of the loan.
Delinquency Status Prior to Modification	The number of days a loan is delinquent prior to the Modification Effective Date.
Interest Rate Prior to Modification	Interest rate of the loan immediately preceding the Modification Effective Date.
Scheduled Principal and Interest Payment Prior to Modification	Total principal and interest payment amount preceding the Modification Effective Date.
Scheduled Total Payment Prior to Modification	The total payment amount due on a loan prior to the Modification Effective Date.
Corporate Advance Capitalized	Other servicing advances included in the Total Capitalized amount.
Escrow Advance Capitalized	Taxes and insurance advanced included in the Total Capitalized amount.
Gross Interest Capitalized	Gross interest delinquent amount included in the Total Capitalized amount.
Servicing Fee Rate	Servicing fee rate per loan,
Months Delinquent	Number of months a loan is delinquent at the time of modification.
Service Fee Capitalized	Amount of service fee included in the Total Capitalized amount.
Net Interest Capitalized	Amount of net interest included in the Total Capitalized amount.
Other Fees Capitalized	Amount of other fees included in the Total Capitalized amount.
Mortgagor Contribution	Amount of funds required to be paid by the borrower as part of the modification.
Total Capitalized	Total amount added to the unpaid principal balance of the loan in connection with a modification.
Principal Forgiven	Amount of principal forgiven.
Interest Forgiven	Gross amount of interest forgiven.
Unpaid Principal Balance Post Modification	Actual balance owed by the borrower as of the Modification Effective Date.
Interest Rate Effective Date per Modification Plan	The date the new interest rate is in effect under the modified terms.
Next Payment Due Date per Modification Plan	The first payment due date in effect under the modified terms.
New Maturity Date Term	Maturity date term as of the Modification Effective Date.
Maturity Date Post Modification	Maturity date of the loan as of the Modification Effective Date.
Delinquency Status Post Modification	Delinquency status of a loan after the Modification Effective Date.

Data Reporting Field	Description
Interest Rate Post Modification	Interest rate of the loan as of the Modification Effective Date.
Scheduled Principal and Interest Payment Post Modification	Principal and interest payment amount as of the Modification Effective Date.
Post-Modification Scheduled Total Payment	Total monthly payment as of the Modification Effective Date.
Balloon Payment Amount	Amount of cumulative balloon principal payment due.
Balloon Payment Date	Date on which balloon payment amount is due.
Fixed to ARM (Y/N)	Change in loan status from fixed rate to adjustable rate.
ARM to Fixed (Y/N)	Change in loan status from adjustable rate to fixed rate.
IO to Fully Amortizing (Y/N)	Change in loan status from interest only to fully amortizing.
Fully Amortizing to IO (Y/N)	Change in loan status from fully amortizing to interest only.
Pre-Modification Interest Reset Period*	Original duration of the interest reset period of the loan.
Pre-Modification Payment Change Date*	Payment change date preceding the modification.
Pre-Modification Initial Interest Reset Date*	First interest reset date under the original terms of the loan.
Post-Modification Interest Reset Period*	Duration of the Interest Reset Period of the loan as of the Modification Effective Date.
Post-Modification Payment Change Date*	Payment change date as of the Modification Effective Date.
Post-Modification Initial Interest Reset Date*	Initial Reset Date as of the Modification Effective Date.
Post-Modification Next Reset Date*	The next reset date following the Modification Effective Date.
Post-Modification Margin*	Margin after the Modification Effective Date.
Post-Modification Initial Max Interest Rate Increase*	First interest rate change maximum increase.
Post-Modification Initial Max Interest Rate Decrease*	First interest rate change maximum decrease.
Post-Modification Max Interest Rate Increase*	Maximum interest rate increase after the first interest rate change.
Post-Modification Max Interest Rate Decrease*	Maximum interest rate decrease after the first interest rate change.
Maximum Interest Rate Life Cap*	Maximum interest rate lifetime cap.
Minimum Interest Rate Life Cap*	Minimum interest rate lifetime cap.

*Applicable to adjustable-rate mortgages only.